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                                                                    Exhibit 10.2


THIS NOTE IS EXECUTED AND DELIVERED IN CONJUNCTION WITH A CERTAIN FIRST AMENDMENT TO CREDIT AGREEMENT OF EVEN DATE, IS THE SO-CALLED "SOVEREIGN REPLACEMENT PROMISSORY NOTE" REFERENCED IN THE FIRST AMENDMENT, AND AMENDS AND RESTATES IN ITS ENTIRETY THAT CERTAIN REVOLVING CREDIT NOTE DATED MARCH 30, 2000 IN THE MAXIMUM PRINCIPAL AMOUNT OF $25,000,000.00 MADE BY THE BORROWER PAYABLE TO FLEET NATIONAL BANK, BUT DOES NOT EVIDENCE SATISFACTION OF SAME. THIS NOTE IS ENTITLED TO THE BENEFIT OF THE CREDIT AGREEMENT AND ALL OF THE LOAN DOCUMENTS, AS REFERENCED IN THE AFORESAID FIRST AMENDMENT.

SOVEREIGN BANK                        AMENDED AND RESTATED REVOLVING CREDIT NOTE
--------------------------------------------------------------------------------
$25,000,000.00                                             June __, 2002

                                                           Boston, Massachusetts





                                                           Boston, Massachusetts

     FOR VALUE RECEIVED, the undersigned, Bright Horizons Family Solutions, Inc., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of Sovereign Bank, a federal savings bank (the "Lender") the principal sum of TWENTY FIVE MILLION DOLLARS ($25,000,000.00) (or, if less, the aggregate unpaid principal amount of all Advances made by the Lender to the Borrower pursuant to the Credit Agreement as hereinafter defined), together with interest on the unpaid principal from time to time outstanding at the rate or rates and computed and payable at the times as described in the Credit Agreement. The principal amount of this note shall be paid in accordance with the terms and conditions of the Credit Agreement and the entire balance of outstanding principal and accrued and unpaid interest shall be paid in full on June 30, 2008.

     This note represents indebtedness for one or more Advances made by the Lender to the Borrower under the Credit Agreement dated as of March 30, 2000 (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement") by and among the Borrower, the Lenders from time to time parties thereto, and Sovereign Bank as successor-in-interest to Fleet National Bank, as Agent for the Lenders (the "Agent"). Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Credit Agreement.

     The Borrower shall have the right, at any time, to voluntarily prepay all or any part of the outstanding principal amount of this note subject to the provisions of the Credit Agreement.

     In addition to the payment of interest as provided above, the Borrower shall, on demand, pay interest on any overdue installments of principal and, to the extent permitted by applicable law, on overdue installments of interest at the rate set forth in the Credit Agreement.

     If any payment of principal or interest due hereunder is not made within ten (10) days of its due date, the Borrower will pay to the Agent for the account of the Lender, on demand, a late payment charge equal to the amount set forth in the Credit Agreement.

     The holder of this note is entitled to all the benefits and rights of a Lender under the Credit Agreement to which reference is hereby made for a statement of the terms and conditions under which the entire unpaid balance of this note, or any portion hereof, shall become immediately due and payable.
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     The Borrower hereby waives presentment, demand, notice, protest and other demands and notices in connection with the delivery, acceptance or enforcement of this note.

     No delay or omission on the part of the holder of this note in exercising any right hereunder shall operate as a waiver of such right or of any other right under this note, and a waiver, delay or omission on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

     The Borrower hereby agrees to pay on demand all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and legal expenses, incurred or paid by the Agent or the holder of this note in enforcing this note on default.

     All agreements between the Borrower and the Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Lender for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the Borrower and the Lender in the execution, delivery and acceptance of this note to contract in strict compliance with the laws of the Commonwealth of Massachusetts from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever the Lender should ever receive as interest an amount which would exceed the amount collectible at the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between the Borrower and the Lender.

     EXCEPT TO THE EXTENT EXPRESSLY PROHIBITED BY LAW, THE BORROWER HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THE CREDIT AGREEMENT, THIS NOTE OR ANY OF THE OTHER LENDER AGREEMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT TO THE EXTENT EXPRESSLY PROHIBITED BY LAW, THE BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE BORROWER (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY LENDER OR THE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER OR THE AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (B) ACKNOWLEDGES THAT THE AGENT AND THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS NOTE, THE CREDIT AGREEMENT AND THE OTHER LENDER AGREEMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.


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     This note shall be deemed to be under seal, and all rights and obligations hereunder shall be governed by the laws of The Commonwealth of Massachusetts (without giving effect to any conflicts of law provisions contained therein).

Witness:                             Bright Horizons Family Solutions, Inc.

______________________               By:________________________________________
                                                                        Name:
                                            Title:


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